                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT




       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
       ACT OF 1934.


Date of Report (Date of earliest event reported):  JULY 1, 1999
                                                   ------------

                               QUIDEL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission file number 0-10961
                                                -------

           DELAWARE                             94-2573850
(State or other jurisdiction of              (I.R.S. Employer
 incorporation or organization)              Identification Number)




                    10165 MCKELLAR COURT, SAN DIEGO, CA 92121
                    (Address of Principal Executive Offices)



                            TELEPHONE (619) 552-1100
              (Registrant's Telephone Number, Including Area Code)


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                               QUIDEL CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Item 4.          Change in Registrant's Certifying Accountants               3

Item 7.          Financial Statements and Exhibits                           3

Signature                                                                    4

Exhibit 16.1                                                                 5



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

Quidel Corporation is filing this report on Form 8-K to report a change in certifying accounts, with the firm of Ernst & Young L.L.P. being replaced by Arthur Andersen L.L.P., effective June 29, 1999.

     (a) The following sets forth the information required by item 304(a)(1) of Regulation S-K:

           (i) On June 29, 1999, Ernst & Young L.L.P. was dismissed as Quidel's principal accountant.

          (ii) Ernst & Young L.L.P. reports on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles.

         (iii) The decision to change accountants was approved by the Audit Committee of Quidel's Board of Directors.

          (iv) During Quidel's two most recent fiscal years and subsequent interim periods, there were no disagreements with Ernst & Young L.L.P. on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure.

           (v) During the Company's two most recent fiscal years and subsequent interim periods, there have occurred none of the "reportable events" listed in Item 304(a)(1)(v)(A-D) of Regulation S-K.

     (b) The Company has requested and received from Ernst & Young L.L.P. the letter required by Item 304(n)(3) of Regulation S-K. Such letter is filed as Exhibit 16.1 to this report, and states that Ernst & Young L.L.P. agrees with the statements made by Quidel in this report in response to Item 304(a)(1) of Regulation S-K.

     (c) The following sets forth the information required by Item 304(a)(2) of Regulation S-K:

          The Company has retained Arthur Andersen L.L.P. as its principal accountants, effective June 30, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report:

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

EXHIBIT NO          DESCRIPTION
----------          -----------
16.1                Letter regarding Change in Certifying Accountant

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 QUIDEL CORPORATION



Date:  July 1, 1999                              /s/ Charles J. Cashion
     ---------------                             ----------------------------
                                                 Charles J. Cashion
                                                 Senior Vice President,
                                                 Corporate Operations,
                                                 Chief Financial Officer and
                                                 Secretary